UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Original Report (earliest event reported): April 27, 2006

APPLE REIT SEVEN, INC.

(Exact name of registrant as specified in its charter)

Virginia	333-125546	20-2879175
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, VA	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple REIT Seven, Inc. hereby amends Item 9.01 of its Current Report on Form 8-K dated April 27, 2006 and filed (by the required date) on May 2, 2006 for the purpose of filing certain financial statements and information. In accordance with Rule 12b-15 under the Securities Exchange Act of 1934, as amended, this Amendment No. 1 sets forth the complete text of the item as amended.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired: West Houston, Texas—Marriott Residence Inn Hotel.

(Audited)

Independent Auditors’ Report	F-1
Combined Balance Sheets – December 31, 2005 and 2004	F-2
Combined Statements of Partners’ Equity – Years Ended December 31, 2005 and 2004	F-3
Combined Statements of Operations– Years Ended December 31, 2005 and 2004	F-4
Combined Statements of Cash Flows – Years Ended December 31, 2005 and 2004	F-5
Notes to the Financial Statements	F-6

(Unaudited)

Combined Balance Sheets	F-9
Combined Statements of Partners’ Equity – Three Months Ended March 31, 2006 and 2005	F-10
Combined Statements of Operations – Three Months Ended March 31, 2006 and 2005	F-11
Combined Statements of Cash Flows – Three Months Ended March 31, 2006 and 2005	F-12

(b)	Pro forma financial information.

The below pro forma financial information pertains to the hotel referred to in the financial statements (see (a) above) and to a separate group of recently purchased hotels.

Apple REIT Seven, Inc. (Unaudited)

Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2006	F-13
Notes to Pro Forma Condensed Consolidated Balance Sheet	F-15
Pro Forma Condensed Consolidated Statements of Operations for the year ended
December 31, 2005 and the three months ended March 31, 2006	F-16
Notes to Pro Forma Condensed Consolidated Statements of Operations	F-18

(c)	Shell company transactions.

Not Applicable.

(d)	Exhibits.

None.

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Seven, Inc.

By:	/s/ Glade M. Knight
Glade M. Knight, Chief Executive Officer

July 10, 2006

2

Independent Auditors’ Report

To the Board of Directors

Apple Seven Hospitality, Inc.

Richmond, Virginia

We have audited the accompanying combined balance sheets of the West Houston, Texas - Marriott Residence Inn Hotel (the Hotel), as of December 31, 2005 and 2004, and the related combined statements of operations, partners’ equity and cash flows for the years then ended. These combined financial statements are the responsibility of the management of the Hotel. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of the Hotel as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.

/s/ L.P. Martin & Company P.C.

April 28, 2006

WEST HOUSTON, TEXAS - MARRIOTT RESIDENCE INN HOTEL

COMBINED BALANCE SHEETS

DECEMBER 31, 2005 AND 2004

	2005	2004
ASSETS

INVESTMENT IN HOTEL PROPERTY:
Land	$1,048,296	$1,513,648
Construction in Progress	9,370,004	455,300
Furnishings and Equipment	319,542	—

TOTAL INVESTMENT IN HOTEL PROPERTY	10,737,842	1,968,948

Cash and Cash Equivalents	97,849	32,340
Due from Affiliate	1,100	2,200
Franchise Fees	52,000	52,000

	150,949	86,540

TOTAL ASSETS	$10,888,791	$2,055,488

LIABILITIES AND PARTNERS’ EQUITY

LIABILITIES:
Mortgages Payable	$7,450,096	$940,560
Accounts Payable	2,525,084	313,651
Deposits and Accrued Liabilities	52,316	30,170

TOTAL LIABILITIES	10,027,496	1,284,381

PARTNERS’ EQUITY	861,295	771,107

TOTAL LIABILITIES AND PARTNERS’ EQUITY	$10,888,791	$2,055,488

The accompanying notes are an integral part of these combined financial statements.

WEST HOUSTON, TEXAS - MARRIOTT RESIDENCE INN HOTEL

COMBINED STATEMENTS OF PARTNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2005 AND 2004

Balance, January 1, 2004	$474,661
Equity Contributions, net	298,350
Net Loss	(1,904)

Balance, December 31, 2004	771,107
Net Income	90,188

Balance, December 31, 2005	$861,295

The accompanying notes are an integral part of these combined financial statements.

WEST HOUSTON, TEXAS - MARRIOTT RESIDENCE INN HOTEL

COMBINED STATEMENTS OF OPERATIONS

YEARS ENDED DECEMBER 31, 2005 AND 2004

	2005	2004
REVENUES	$—	$—

EXPENSES:
General and Administrative	2,939	1,904

OPERATING LOSS	(2,939)	(1,904)

OTHER INCOME:
Gain on Sale of Land	93,127	—

NET INCOME (LOSS)	$90,188	$(1,904)

The accompanying notes are an integral part of these combined financial statements.

WEST HOUSTON, TEXAS - MARRIOTT RESIDENCE INN HOTEL

COMBINED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2005 AND 2004

	2005	2004
CASH FLOWS TO OPERATING ACTIVITIES:
Net Income (Loss)	$90,188	$(1,904)
Adjustments to reconcile net income (loss) to net cash used by operating activities:
Gain on Sale of Land	(93,127)	—

NET CASH USED BY OPERATING ACTIVITIES	(2,939)	(1,904)

CASH FLOWS TO INVESTING ACTIVITIES:
Proceeds from Sale of Land	596,000	—
Purchase of Hotel Property	(7,038,188)	(138,642)
Payment of Franchise Fees	—	(52,000)

CASH FLOWS TO INVESTING ACTIVITIES	(6,442,188)	(190,642)

CASH FLOWS FROM FINANCING ACTIVITIES:
Mortgage Loan Proceeds	7,450,096	47,487
Curtailment of Mortgage Payable	(940,560)	—
Affiliate Loans	1,100	(1,100)
Equity Contributions, net	—	298,350
Curtailment of Notes Payable	—	(135,000)

CASH FLOWS FROM FINANCING ACTIVITIES	6,510,636	209,737

NET INCREASE IN CASH	65,509	17,191

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	32,340	15,149

CASH AND CASH EQUIVALENTS, END OF YEAR	$97,849	$32,340

SUPPLEMENTAL DISCLOSURES:
Interest Paid: Capitalized to Investment in Hotel Property	$176,301	$47,487

NONCASH FINANCING AND INVESTING ACTIVITIES:
2005 and 2004 Hotel property purchases in the amounts of $2,233,579 and $314,028, respectively, were financed with accounts payable and accrued liabilities.

The accompanying notes are an integral part of these combined financial statements.

WEST HOUSTON, TEXAS - MARRIOTT RESIDENCE INN HOTEL

NOTES TO THE COMBINED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2005 AND 2004

NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION

The accompanying combined financial statements present the financial information of the West Houston, Texas - Marriott Residence Inn Hotel property (the Hotel) as of December 31, 2005 and 2004 and for the years then ended. The Hotel is being developed by and the Hotel improvements and furnishings are owned by Midway Eldridge Hotel Partners, L. P. The Hotel land is owned by an affiliate, Midway Eldridge Partners, L. P. which leases the Hotel land to Midway Eldridge Hotel Partners, L. P. These partnerships are collectively referred to as the “Owners”. The rent charge associated with this lease as well as all other intercompany transactions between these two affiliates have been eliminated in these combined financial statements. Transactions that are entity-specific have also been eliminated.

The Hotel land was acquired and construction began on the 129 room Hotel in 2003. At December 31, 2005, the Hotel was under construction and, accordingly, had not opened for business. Construction was completed and the Hotel opened for business April 27, 2006.

Residence Inn by Marriott Hotels specialize in providing extended stay lodging to business or leisure travelers. While customers may rent rooms for a night, terms up to a month or longer are available. Economic conditions in the Hotel locality will impact the Hotel’s future revenues and the ability to collect accounts receivable.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Cash and Cash Equivalents - Cash and cash equivalents includes demand deposits in banks.

Concentrations: Cash maintained at major financial institutions may at times during the year be in excess of the FDIC-insured limit. However, these deposits may be redeemed upon demand, and therefore, bear minimal risk.

(Continued)

WEST HOUSTON, TEXAS - MARRIOTT RESIDENCE INN HOTEL

NOTES TO THE COMBINED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2005 AND 2004

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, (Continued)

Investment in Hotel Property - Land, construction in progress and furnishings and equipment are stated at the Owners’ cost. Costs of improvements including interest, financing costs and real estate taxes during the construction period are capitalized. Costs of normal repairs and maintenance are charged to expense as incurred. Upon the sale or retirement of property and equipment, the cost and related accumulated depreciation are removed from the respective accounts, and the resulting gain or loss, if any, is included in income.

Construction in progress consists of costs incurred to construct the Hotel and develop the site up to the time the Hotel is placed in operation.

No depreciation has been recorded to date since the Hotel has not been placed in operation.

Asset Impairment - Long-lived assets are evaluated for impairment based on undiscounted future cash flows, and, if impaired, are carried at fair value. Assets to be disposed of are reported at the lower of carrying value or fair value less cost to sell. No impairment losses have been recorded to date.

Loan Costs - Land acquisition and construction loan costs are capitalized to investment in hotel property and are depreciated in accordance with the Hotel’s normal depreciation policies.

Income Taxes - The Hotel property was owned by two limited partnerships throughout the combined financial statement periods. Income and losses of a limited partnership are passed through to the partners and taxed on their individual income tax returns. Accordingly, the financial statements do not reflect an income tax provision.

NOTE 3 - RELATED PARTY TRANSACTIONS

The Owners have entered into a franchise agreement with Marriott International, Inc. to operate a Residence Inn by Marriott franchise. The franchise term is for twenty years, commencing with the opening date of the Hotel. The Hotel Owners have paid a $52,000 franchise fee to enter into this agreement.

The franchise agreement also requires the Owners to pay monthly royalty and marketing fees equal to five percent and two and one half percent of gross room revenue, respectively.

(Continued)

WEST HOUSTON, TEXAS - MARRIOTT RESIDENCE INN HOTEL

NOTES TO THE COMBINED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2005 AND 2004

NOTE 3 - RELATED PARTY TRANSACTIONS, (Continued)

Included in the December 31, 2005 construction in progress balance is a $120,000 construction development fee earned by an affiliate of the Owners’ general partner. At December 31, 2005, $100,000 of the fee was paid and $20,000 was included in accounts payable.

NOTE 4 - MORTGAGE LOANS PAYABLE

On December 5, 2003, the Owners obtained a $1,082,250 mortgage loan from Southwest Bank of Texas, the proceeds of which were used to finance acquisition of the Hotel and to fund initial development costs. The note bore interest at prime plus one percent and was secured by a deed of trust on the Hotel’s real estate and the guarantee of certain officers of the general partner.

The above mortgage was paid on February 2, 2005 when the Owners obtained an $11,495,000 construction loan from Southwest Bank of Texas. The note requires monthly payments of interest only at the greater of prime plus one percent (8.25% at December 31, 2005) or 5.5%, until maturity on August 2, 2006. At December 31, 2005, the loan had an outstanding balance of $7,450,096. The loan is secured by a deed of trust on the Hotel’s real estate, security agreement, assignment of rents and guarantee of certain officers of the general partner.

Loan costs incurred and interest paid on both of these mortgages have been capitalized and included in investment in Hotel property.

NOTE 5 - SUBSEQUENT EVENT

The Hotel was sold to Apple Seven Hospitality, Inc. on April 26, 2006 for $13,600,000. On April 27, 2006, the Hotel opened for business.

WEST HOUSTON, TEXAS - MARRIOTT RESIDENCE INN HOTEL

COMBINED BALANCE SHEETS

	March 31, 2006	December 31, 2005
ASSETS

INVESTMENT IN HOTEL PROPERTY:
Land	$1,048,296	$1,048,296
Construction in Progress	10,827,051	9,370,004
Furnishings and Equipment	575,445	319,542

TOTAL INVESTMENT IN HOTEL PROPERTY	12,450,792	10,737,842

Cash and Cash Equivalents	163,581	97,849
Due from Affiliate	1,100	1,100
Franchise Fees	52,000	52,000

	216,681	150,949

TOTAL ASSETS	$12,667,473	$10,888,791

LIABILITIES AND PARTNERS’ EQUITY

LIABILITIES:
Mortgage Payable	$10,537,847	$7,450,096
Accounts Payable	1,191,602	2,525,084
Deposits and Accrued Liabilities	76,729	52,316

TOTAL LIABILITIES	11,806,178	10,027,496
PARTNERS’ EQUITY	861,295	861,295

TOTAL LIABILITIES AND PARTNERS’ EQUITY	$12,667,473	$10,888,791

See also the audited financial statements included herein.

WEST HOUSTON, TEXAS - MARRIOTT RESIDENCE INN HOTEL

COMBINED STATEMENTS OF PARTNERS’ EQUITY

THREE MONTH PERIODS ENDED MARCH 31, 2006 AND 2005

	2006	2005
Balance, January 1	$861,295	$771,107
Net Income	—	89,759

Balance, March 31	$861,295	$860,866

See also the audited financial statements included herein.

WEST HOUSTON, TEXAS - MARRIOTT RESIDENCE INN HOTEL

COMBINED STATEMENTS OF OPERATIONS

THREE MONTH PERIODS ENDED MARCH 31, 2006 AND 2005

	2006	2005
REVENUES	$—	$—

EXPENSES:
General and Administrative	—	3,368

OPERATING LOSS	—	(3,368)

OTHER INCOME:
Gain on Sale of Land	—	93,127

NET INCOME	$—	$89,759

See also the audited financial statements included herein.

WEST HOUSTON, TEXAS - MARRIOTT RESIDENCE INN HOTEL

COMBINED STATEMENTS OF CASH FLOWS

THREE MONTH PERIODS ENDED MARCH 31, 2006 AND 2005

	2006	2005
CASH FLOWS FROM (TO) OPERATING ACTIVITIES:
Net Income	$—	$89,759
Adjustments to reconcile net income to net cash used by operating activities:
Gain on Sale of Land	—	(93,127)

NET CASH USED BY OPERATING ACTIVITIES	—	(3,368)

CASH FLOWS FROM (TO) INVESTING ACTIVITIES:
Proceeds from Sale of Land	—	596,000
Purchase of Hotel Property	(3,022,019)	(552,928)

CASH FLOWS FROM (TO) INVESTING ACTIVITIES	(3,022,019)	43,072

CASH FLOWS FROM (TO) FINANCING ACTIVITIES:
Mortgage Loan Proceeds	3,087,751	869,057
Curtailment of Mortgage Payable	—	(940,560)
Affiliate Loans	—	1,100

CASH FLOWS FROM (TO) FINANCING ACTIVITIES	3,087,751	(70,403)

NET INCREASE (DECREASE) IN CASH	65,732	(30,699)
CASH AND CASH EQUIVALENTS, JANUARY 1	97,849	32,340

CASH AND CASH EQUIVALENTS, MARCH 31	$163,581	$1,641

SUPPLEMENTAL DISCLOSURES:
Interest Paid: Capitalized to Investment in Hotel Property	$175,832	$13,920

See also the audited financial statements included herein.

Apple REIT Seven, Inc.

Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2006 (unaudited)

(in thousands)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Seven, Inc. (AR7) gives effect to the following acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Acquisition Date
Residence Inn	Houston, TX	$13.6	April 27,2006
Hilton Garden Inn	San Diego, CA	34.5	May 9, 2006
Courtyard	Brownsville, TX	8.6	June 19, 2006

Total		$56.7

This pro forma Balance Sheet also assumes all of the hotels had been leased to our wholly owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by an affiliate of Inn Ventures, Inc. (San Diego, CA) or Western International, Inc. (Houston and Brownsville, TX) under separate management agreements.

Such pro forma information is based in part upon the historical Consolidated Balance Sheet of AR7 and the historical balance sheets of the hotels.

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of AR7 is not necessarily indicative of what the actual financial position would have been assuming such transactions had been completed as of March 31, 2006, nor does it purport to represent the future financial position of AR7.

The unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the historical balance sheets of the acquired hotels included in this document.

Balance Sheet as of March 31, 2006 (unaudited)

(In thousands, except share data)

	Company Historical Balance Sheet	West Houston, Texas - Marriott Residence Inn Hotel	Bernardo Venture	Brownsville, Texas - Courtyard by Marriott Hotel	Pro forma Adjustments		Total Pro forma
ASSETS
Investment in hotel properties, net	$—	$12,451	$20,435	$5,856	$58,226	(A)	$58,226
					(38,742	)(B)
Cash and cash equivalents	57,050	163	534	545	(1,242	)(C)	2,000
					(55,050	)(F)
Restricted cash - escrow deposits	—	—	209	—	(209	)(C)	—
Other assets	53	53	277	44	(286	)(C)	141

Total Assets	$57,103	$12,667	$21,455	$6,445	$(37,303)		$60,367

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Note payable - secured	$—	$10,538	$12,894	$5,561	$(28,993	)(D)	$—
Accounts payable and accrued costs	356	1,268	473	878	(2,584	)(D)	391

Total liabilities	356	11,806	13,367	6,439	(31,577)		391

Shareholders’ equity	—	861	8,088	6	(8,955	)(E)	—
Preferred stock, authorized 15,000,000 shares	—	—	—	—	—		—
Series A preferred shares, no par value, authorized 200,000,000 shares	—	—	—	—	—		—
Series B preferred convertible stock, no par value, authorized 240,000 shares	24	—	—	—	—		24
Common stock, no par value, authorized 200,000,000 shares	56,765	—	—	—	3,229	(F)	59,994
Retained deficit	(42)	—	—	—	—		(42)

Total shareholders’ equity	56,747	861	8,088	6	(5,726)		59,976

Total liabilities and shareholders’ equity	$57,103	$12,667	$21,455	$6,445	$(37,303)		$60,367

Notes to Pro Forma Condensed Consolidated Balance Sheet (unaudited)

(A)	The total purchase price for the three hotel properties purchased consists of the following:

(In thousands)	West Houston, Texas - Marriott Residence Inn Hotel	Bernardo Venture	Brownsville, Texas - Courtyard by Marriott Hotel	Total
Purchase price per contract	$13,600	$34,500	$8,550	$56,650
Other closing costs	25	45	57	127
Other capitalized costs incurred	130	95	91	316
Acquisition fee payable to Apple Suites Realty Group (2% of purchase price per contract)	272	690	171	1,133

Investment in hotel properties	14,027	35,330	8,869	58,226	(A)

Net other assets/(liabilities) assumed	10	50	(7)	53

Total purchase price	$14,037	$35,380	$8,862	58,279

Less: Cash on hand at March 31, 2006 to fund acquisitions				(57,050)
Plus: Working capital requirements				2,000

Equity proceeds needed for acquisitions and working capital				$3,229	(F)

(B)	Represents elimination of historical net carrying value of real estate under prior owner.
(C)	Represents elimination of assets associated with prior owner, net of assets assumed.
(D)	Represents elimination of liabilities associated with prior owner, net of liabilities assumed.
(E)	Represents elimination of shareholders’ equity associated with the prior owner.
(F)	Represents the reduction of cash and cash equivalents by the amount required to fund the three acquisitions and issuance of additional shares.

Apple REIT Seven, Inc.

Pro Forma Condensed Consolidated Statements of Operations (unaudited)

For the year ended December 31, 2005 and the three month period ended March 31, 2006

(in thousands)

The following unaudited Pro Forma Condensed Consolidated Statements of Operations of Apple REIT Seven, Inc. (AR7) give effect to the following acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Acquisition Date
Residence Inn	Houston, TX	$13.6	April 27,2006
Hilton Garden Inn	San Diego, CA	34.5	May 9, 2006
Courtyard	Brownsville, TX	8.6	June 19, 2006

Total		$56.7

These pro forma Statements of Operations also assume all of the hotels had been leased to our wholly owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by an affiliate of Inn Ventures, Inc. (San Diego, CA) or Western International, Inc. (Houston and Brownsville, TX) under separate management agreements.

Such pro forma information is based in part upon the historical Consolidated Statements of Operations of AR7 and the historical Statements of Operations of the hotels.

The following unaudited Pro Forma Condensed Consolidated Statements of Operations of AR7 is not necessarily indicative of what the actual financial results would have been assuming such transactions had been completed as of January 1, 2005, nor does it purport to represent the future financial results of AR7.

The unaudited Pro Forma Condensed Consolidated Statements of Operations should be read in conjunction with, and is qualified in its entirety by, the historical Statements of Operations of the acquired hotels included in this document.

For the year ended December 31, 2005 (unaudited)

(In thousands, except per share data)	Company Historical Statement of Operations (A)	West Houston, Texas - Marriott Residence Inn Hotel (A)	Bernardo Venture (A)	Brownsville, Texas - Courtyard by Marriott Hotel (A)	Pro forma Adjustments		Total Pro forma
Revenue:
Room revenue	$—	$—	$4,580	$—	$—		$4,580
Other operating revenue	—	—	356	—	—		356

Total revenue	—	—	4,936	—	—		4,936

Expenses
Operating expenses	—	—	2,257	—	—		2,257
General and administrative	40	3	468	—	357	(B)	868

Management fees	—	—	153	—	—		153
Taxes, insurance and other	—	—	505	—	—		505
Depreciation of real estate owned	—	—	913	—	(913	)(C)	937
					937	(D)
Interest, net	13	—	966	(3)	(1,036	)(E)	(60)

Total expenses	53	3	5,262	(3)	(655)		4,660
Gain on sale of land	—	93	—	—	(93	)(H)	—
Income tax expense	—	—	—	—	—	(G)	—

Net income (loss)	$(53)	$90	$(326)	$3	$562		$276

Income (loss) per common share:
Basic and diluted	$(5,251)						$0.07

Basic and diluted weighted average common shares outstanding (000s)	—				4,045	(F)	4,045

For the three months ended March 31, 2006 (unaudited)

(In thousands, except per share data)

	Company Historical Statement of Operations (A)	West Houston, Texas - Marriott Residence Inn Hotel (A)	Bernardo Venture (A)	Brownsville, Texas - Courtyard by Marriott Hotel (A)	Pro forma Adjustments		Total Pro forma
Revenue:
Room revenue	$—	$—	$1,429	$—	$—		$1,429
Other operating revenue	—	—	182	—	—		182

Total revenue	—	—	1,611	—	—		1,611

Expenses
Operating expenses	—	—	702	—	—		702
General and administrative	65	—	142	—	35	(B)	242
Management fees	—	—	48	—	—		48
Taxes, insurance and other	—	—	138	—	—		138
Depreciation and amortization	—	—	229	—	(229	)(C)	234
					234	(D)
Interest, net	(76)	—	294	(3)	(226	)(E)	(11)

Total expenses	(11)	—	1,553	(3)	(186)		1,353

Income tax expense	—	—	—	—	—	(G)	—

Net income	$11	$—	$58	$3	$186		$258

Income (loss) per common share:
Basic and diluted	$0.01						$0.06

Basic and diluted weighted average common shares outstanding (000s)	955				3,090	(F)	4,045

Notes to Pro Forma Condensed Consolidated Statements of Operations (unaudited):

(A)	Represents results of operations for the hotels on a pro forma basis as if the hotels were owned by the Company at January 1, 2005 and for the respective periods prior to acquisition by the Company in 2006. The Company was initially formed on May 20, 2005, and had no operations before that date. In addition, the Houston, Texas hotel and the Brownsville, Texas hotel did not open until April 27, 2006 and June 6, 2006, respectively, and therefore had limited historical operational activity before those dates.
(B)	Represents administrative and other costs associated with being a public company and owning additional properties, including the advisory fee, accounting and legal expenses.
(C)	Represents elimination of historical depreciation and amortization expense of the acquired properties.
(D)	Represents the depreciation on the hotels acquired based on the purchase price allocation to depreciable property and the dates the hotels began operation. The weighted average lives of the depreciable assets are 39 years for building and seven years for furniture, fixtures and equipment (FF&E). These estimated useful lives are based on management’s knowledge of the properties and the hotel industry in general.
(E)	Interest expense related to prior owner’s debt, which was not assumed, has been eliminated. Interest income recorded relates only to working capital balances.
(F)	Represents the weighted average number of shares required to be issued to generate the purchase price of each hotel. The calculation assumes all properties were acquired on the later of January 1, 2005 or the date the hotel opened.
(G)	Estimated income tax expense of our wholly owned taxable REIT subsidiaries is zero based on the contractual agreements put in place between the Company and our lessees, based on a combined tax rate of 40% of taxable income. Based on the terms of the lease agreements our taxable subsidiaries would have incurred a loss during these periods. No operating loss benefit has been recorded as realization is not certain.
(H)	Gain on sale of land was eliminated as this land was not part of the purchase contract.